Exhibit 10.51

Non-employee Director Form

CARIBOU BIOSCIENCES, INC.

2021 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the 2021 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement (the “Option Agreement”).

I. NOTICE OF STOCK OPTION GRANT

Name:

Address:

The undersigned (the “Participant”) has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:	$

Total Number of Shares Represented by stock option:

Total Exercise Price:	$

Type of Option:	Nonqualified Stock Option

Term/Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

[Vesting schedule], in each case subject to the Participant continuing to be a Non‑Employee Director through each such date.

US_ACTIVE-165307848.1-JGAROMAT 03/08/2022 8:18 AM

Termination Period:

This Option, to the extent vested, shall be exercisable for three (3) months after Participant ceases to be a Non‑Employee Director, unless such termination is due to Participant’s death or disability, in which case this Option shall be exercisable for twelve (12) months after Participant ceases to be a Non‑Employee Director. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in Section 14 of the Plan.

II. AGREEMENT

1.
Grant of Option. The Administrator hereby grants to the Participant an option (the “Option”) to purchase the number of Shares set forth in Section I of this Option Agreement, at the exercise price per Share set forth in Section I of this Option Agreement (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Article 14 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.
2.
Exercise of Option.
(a)
Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set forth in Section I of this Option Agreement and with the applicable provisions of the Plan and this Option Agreement.
(b)
Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable tax withholding.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Participant on the date on which the Option is exercised with respect to such Shares.

[Historical Lock-Up: 3. Lock-Up Period. Participant agrees to execute and deliver the lock-up agreement attached hereto as Exhibit B (the “Lock-Up Agreement”). Participant agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 3 and the Lock-Up Agreement.]

4.
Method of Payment. Payment of the aggregate Exercise Price shall be by any of the methods permitted in Section 12.1 of the Plan, or a combination thereof, at the election of the Participant and as permitted by the Administrator.
5.
Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.
6.
Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant (subject to Section 3 of the Option Agreement). The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors, and assigns of Participant.
7.
Term of Option. This Option may be exercised only within the term set out in Section I of the Option Agreement and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement. In the event of any transaction or Change in Control (as defined in the Plan), the Option may, in the discretion of the Administrator, be terminated, which may be in exchange for cash or property, be assumed or substituted by the successor corporation or otherwise continued in full force and effect pursuant to the terms of the Change in Control or other transaction on such terms and conditions as the Administrator determines.
8.
Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of Delaware.
9.
No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A NON-EMPLOYEE DIRECTOR AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION, OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER, AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A NON-EMPLOYEE DIRECTOR FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) OR THE COMPANY’S SHAREHOLDERS TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A NON-EMPLOYEE DIRECTOR AT ANY TIME, WITH OR WITHOUT CAUSE OR TO ELECT AND REMOVE DIRECTORS.

Participant acknowledges receipt of a copy of the Plan and represents that they are familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option, and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	CARIBOU BIOSCIENCES, INC.

Signature	By

Print Name	Print Name

Residence Address	Title

EXHIBIT A

2021 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Caribou Biosciences, Inc.

2929 7th Street, Suite 105

Berkeley, CA 94710

Attention: President

1.
Exercise of Option. Effective as of today, , , the undersigned (“Participant”) hereby elects to exercise Participant’s option (the “Option”) to purchase shares of the Common Stock (the “Shares”) of Caribou Biosciences, Inc. (the “Company”) under and pursuant to the 2021 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement dated , (the “Option Agreement”).
2.
Delivery of Payment. Participant herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option using a method provided in Section 12.1 of the Plan as may be permitted by the Administrator.
3.
Representations of Participant. Participant acknowledges that Participant has received, read, and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.
4.
Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Stock subject to an Award, notwithstanding the exercise of the Option. The Shares shall be issued to Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 14 of the Plan.
5.
Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.
6.
Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and their heirs, executors, administrators, successors and assigns.
7.
Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.
8.
Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable, or void, this Exercise Notice shall continue in full force and effect.

9.
Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

Submitted by:	Accepted by:

PARTICIPANT	CARIBOU BIOSCIENCES, INC.

By:
Signature

Print Name	Print Name

Address:
Title

Address:

2929 7th Street, Suite 105 Berkeley, CA 94710

Date Received

[EXHIBIT B

_________________, 2021

BofA Securities, Inc.

Citigroup Global Markets Inc.

SVB Leerink LLC

as Representatives of the several
Underwriters to be named in the
within‑mentioned Underwriting Agreement

c/o	BofA Securities, Inc. One Bryant Park New York, New York 10036
Citigroup Global Markets Inc. 388 Greenwich Street New York, New York 10013
SVB Leerink LLC One Federal Street, 37th Floor Boston, Massachusetts 02110

Re: Proposed Public Offering by Caribou Biosciences, Inc.

Dear Ladies and Gentlemen:

The undersigned, a stockholder and/or a stock option holder and/or an officer and/or a director, as applicable, of Caribou Biosciences, Inc., a Delaware corporation (the “Company”), understands that BofA Securities, Inc., Citigroup Global Markets Inc. and SVB Leerink LLC (collectively, the “Representatives”) previously entered into an Underwriting Agreement, dated July 22, 2021 (the “Underwriting Agreement”) with the Company and the other underwriters party thereto providing for the public offering (the “Public Offering”) of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). In recognition of the benefit that the Public Offering has conferred upon the undersigned as a stockholder and/or a stock option holder and/or an officer and/or a director, as applicable, of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter named in the Underwriting Agreement that, during the period beginning on the date hereof and ending on the date that is 180 days from the date of the Underwriting Agreement (the “Lock-Up Period”), the undersigned will not, without the prior written consent of the Representatives, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or

[Signature page – Lock-Up Agreement]

contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of the Company’s Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”), or exercise any right with respect to the registration of any of the Lock-Up Securities, or file, cause to be filed or cause to be confidentially submitted any registration statement in connection therewith, under the Securities Act of 1933, as amended, (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of shares of Common Stock or other securities, in cash or otherwise or (iii) publicly disclose the intention to do any of the foregoing described in clauses (i) and (ii) above. If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing provisions shall be equally applicable to any issuer-directed shares of Common Stock the undersigned may purchase in the Public Offering.

If the undersigned is an officer or director of the Company, (1) the Representatives agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of Common Stock, the Representatives will notify the Company of the impending release or waiver, and (2) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representatives hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (i) the release or waiver is effected solely to permit a transfer not for consideration and (ii) the transferee has agreed in writing to be bound by the same terms described in this lock-up agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities without the prior written consent of the Representatives as described below, provided that (1) the Representatives receive a signed lock-up agreement for the balance of the Lock-Up Period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not required to be reported with the Securities and Exchange Commission (the “SEC”) on Form 4 in accordance with Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers:

(i)
as a bona fide gift or gifts; or
(ii)
by will or intestacy to the undersigned’s legal representative, heir or legatee; or
(iii)
by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement; or

(iv)
to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin); or
(v)
as a distribution to limited partners, limited liability company members or stockholders of the undersigned or other equity holders of the undersigned; or
(vi)
to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned.

Furthermore, the undersigned may:

(i)
sell shares of Common Stock of the Company purchased by the undersigned on the open market following the Public Offering if and only if (A) such sales are not required to be reported in any public report or filing with the SEC, or otherwise, and (B) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales; or
(ii)
exercise options to purchase shares of Common Stock granted pursuant to the Company’s equity incentive plans by way of cash or “net” or “cashless” exercise, or exchange or convert any Lock-Up Securities convertible or exchangeable for shares of Common Stock, in each case, outstanding as of the date of the final prospectus for this Public Offering and as described therein; provided that (A) any exercise or settlement does not involve a transfer of Lock-Up Securities to any person or entity other than the Company, whether to cover the applicable exercise price, withholding tax obligation or otherwise, (B) any shares of Common Stock received upon such exercise, settlement, exchange or conversion shall be subject to all of the restrictions set forth in this lock-up agreement, (C) if required, any public report or filing under Section 16 of the Exchange Act shall clearly indicate in footnotes thereto that such transfer is being made pursuant to the circumstances described in this clause (ii), that no shares were sold by the reporting person and any securities convertible into or exercisable or exchangeable for Common Stock during the Lock-Up Period and provided further that no public announcement of the establishment or existence of such plan, and no filing with the SEC, or any other regulatory authority, is required or voluntarily made by or on behalf of the undersigned or the Company in connection with the establishment of such plan.

The undersigned acknowledges and agrees that the underwriters have not provided any recommendation or investment advice nor have the underwriters solicited any action from the undersigned with respect to the offering of the securities and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York.]

[Signature page follows]

Very truly yours,

Signature:

Name: